Exhibit 10.03




                        SETTLEMENT AND RELEASE AGREEMENT

         This Settlement and Release Agreement (Agreement) is made by and between Schimatic Cash Transactions Network.com, Inc., a Florida corporation with principal offices at 740 East 3900 South, Salt Lake City, Utah 84107, the parent corporation and sole owner of IC One, Inc., a Delaware Corporation, and INTERNATIONAL BUSINESS MACHINES CORPORATION ("IBM"), a New York Corporation.

         SCTN has entered into the following written agreements:

         IBM Customer Agreement Number VJ61633
         IBM Global Services Statement of Work Numbers CHWWA and CJFGA

         IBM claims that SCTN has failed to meet certain responsibilities and obligations in connection with the aforesaid agreements, including failure to pay $1.97 million which is due under the agreements.

         The parties now desire to settle any potential liability that may have been incurred as a result of the matter mentioned above. Therefore, with the consideration and mutual promises listed below, the parties agree as follows:

         1. SCTN will pay $1,200,000 to IBM in eleven installment payments according to the following payment schedule:

                  DUE NO LATER THAN                           AMOUNT
                  -----------------                           ------
                  September 30, 2001                          $70,000.00
                  October 30, 2001                            $70,000.00
                  November 30, 2001                           $70,000.00
                  December 30, 2001                           $70,000.00
                  January 30, 2002                            $70,000.00
                  February 30, 2002                           $70,000.00
                  March 30, 2002                              $80,000.00
                  April 30, 2002                              $80,000.00
                  May 28, 2002                                $80,000.00
                  June 30, 2002                               $90,000.00
                  July 30, 2002                               $90,000.00
                  August 30, 2002                             $90,000.00
                  September 30, 2002                          $90,000.00
                  October 30, 2002                            $90,000.00
                  November 30, 2002                           $90,000.00
                  ------------------------------------------------------
                  TOTAL OF PAYMENTS                        $1,200,000.00

         2. IBM will charge no late fees as long as SCTN adheres to this payment plan. IBM will charge, and SCTN is additionally liable for a late fee charge of 2% per month for any payments that become past due under this Agreement.

         3. IBM will return to SCTN shares of stock which SCTN had previously issued to IBM, and hereby authorizes cancellation of all shares in IBM's name, including any shares held in escrow.

         4. To induce IBM to enter into this Agreement, SCTN shall and hereby does release and discharge IBM and their respective officers, directors, agents, employees, representatives, successors and assigns of and from ail claims, demands, debts, damages, duties, causes of action, actions, and suits whatsoever, in law or equity, which it now has or to which it may hereafter become entitled, on account of any act, failure to act, or event occurring prior to the date of this Agreement, including claims and damages not yet ascertainable, if there be any, as well as those known, and it does hereby acknowledge satisfaction thereof.

         5. SCTN, in executing this Agreement, does not rely on any inducements,
promises,   or   representations   made  by  IBM,  with  the  exception  of  the
consideration cited herein.

         6. SCTN agrees not to publicize or disclose the terms and conditions of this Agreement or the underlying circumstances except with the prior written consent of IBM.

         7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and with respect to each of its successors and assigns.

         8. SCTN acknowledges that it has read this Agreement carefully, has had an opportunity to review it with its counsel of choice, and has freely and voluntarily agreed to the releases and obligations set forth in this Agreement.

         9. The laws of the State of New York shall govern this Agreement.

         Executed by the authorized representatives of:


                  Schimatic Cash Transaction Network.com, Inc. (SCTN)


                  By: /s/ Jim Williams
                     -----------------------------------------
                  Name:  Jim Williams
                  Title: President and CEO

                  Date:  8/2/01

                  INTERNATIONAL BUSINESS MACHINES CORPORATION



                  By:    /s/ David S. Asay
                       ---------------------------------------
                  Name:  David Asay
                  Title: Principal, IBM Global Services

                  Date:  8-2-2001


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